United States

Securities and Exchange Commission

WASHINGTON, D.C. 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported: September 30, 2015

DALA PETROLEUM CORP.

(Exact name of registrant as specified in charter)

Delaware	001-10171	80-0000245
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

175 South Main Street, Suite 1410, Salt Lake City, Utah 84111

(Address of Principal Executive Offices, Including Zip Code)

(801) 303-5721

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a)(1) Previous independent registered public accounting firm:

Mantyla McReynolds LLC:

(i)

On September 30, 2015, we were notified by Mantyla McReynolds LLC (“Mantyla”) of their decision to resign and elect to not stand for reelection as our independent registered public accounting firm.

(ii)

Mantyla’s report on our financial statements for the year ended September 30, 2014, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.

(iii)

Our Board of Directors participated in and approved the decision to change our independent registered public accounting firm.

(iv)

Through the periods covered by the financial audit for the year ended September 30, 2014, there have been no disagreements with Mantyla on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Mantyla would have caused them to make reference thereto in their report on the financial statements. Through the interim period from September 30, 2014, to September 30, 2015, there have been no disagreements with Mantyla on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Mantyla would have caused them to make reference thereto in their report on the financial statements.

(v)

We have authorized Mantyla to respond fully to the inquiries of the successor accountant.

(vi)

During the year ended September 30, 2014, and the interim period through September 30, 2015, there have been no reportable events with us as set forth in Item 304(a)(1)(iv) of Regulation S-K, with the exception of material weaknesses identified in the Company’s internal control over financial reporting.  Further, no information has come to the attention of Mantyla which made it unwilling to rely upon management’s representations, or made it unwilling to be associated with the financial statements prepared by management.

(vii)

We provided a copy of the foregoing disclosures to Mantyla prior to the date of the filing of this report and requested that Mantyla furnish us with a letter addressed to the U.S. Securities & Exchange Commission stating whether or not it agrees with the statements in this report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(a)(2) New independent registered public accounting firm:

Green & Company CPA’s:

On September 30, 2015, we engaged Green & Company CPA’s (“Green”) of Tampa, Florida, as our new independent registered public accounting firm. During the fiscal years ended September 30, 2014 and prior to September 30, 2015 (the date of the new engagement), we had not consulted with Green regarding any of the following:

(i)

The application of accounting principles to a specific transaction, either completed or proposed;

(ii)

The type of audit opinion that might be rendered on our consolidated financial statements, and none of the following was provided to us: (a) a written report, or (b) oral advice that Green concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue; or

(iii)

Any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

16.1

Letter from Mantyla McReynolds LLC, dated October 6, 2015, regarding the change in certifying accountant (filed herewith).

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DALA PETROLEUM CORP.

By:

/s/ William Gumma

Name:

William Gumma

Title:

Chief Executive Officer

Date:

October 6, 2015